                                  EXHIBIT 10.2


      CTI                                          CTI Group (Holdings) Inc.
                                                    901 South Trooper Road
Your First Choice                                      P.O. Box 80360
                                                   Valley Forge, PA  19484 USA
                                                     Tel.: 1-610-666-1700
                                                      Fax: 1-610-666-7707
                                                   E-mail: group@citgroup.com

February 27, 1998


Mr. Adrian Burt
CTI Data Solutions Ltd.
854 Brighton Road
Purley
Surrey, CR8  2LZ

Dear Adrian:

         It is my pleasure to advise you that at a meeting of the Board of Directors held on February 25, 1998, it was recommended and approved that you receive a stock option of 30,000 shares of CTI Group (Holdings) Inc. common stock at the market price of $.34 per share. These are 10 year options which expire on February 26, 2008, vested over a three year period; i.e. 1/3 per annum at the end of each 12 month period following the 25th of February, 1998.

         Should your employment cease for any reason, any unvested options will be forfeited. Any options which have vested have to be exercised within a 90 day period. If they are not exercised within 90 days, the vested options will have expired.

         We would advise you to consult with your financial advisor with respect to any potential tax implications with regard to these options.

         Adrian, the Board of Directors are prepared to evaluate the granting of a further 20,000 stock options to you at some future point after the group has become profitable with your input to this effect.

                                            Yours sincerely,

                                            /s/ Anthony P. Johns
                                            ----------------------------------
                                            Anthony P. Johns
                                            Chairman & Chief Executive Officer

      CTI                  Post Office Box 80360
                           Valley Forge, PA  19484-0360
Your First Choice          Tel. 1-610-666-1700
                           Fax. 1-610-666-7707
                           WEB www.ctigroup.com       CTI Group (Holdings) Inc.
                                                             OTC: CTIG


May 25, 1999



Adrian Burt, Managing Director
CTI Data Solutions Ltd.
854 Brighton Road
Purley
Surrey, CR8  2LZ
United Kingdom

Dear Adrian:

         It is my pleasure to advise you that at a meeting of the Compensation Committee of CTI Group (Holdings) Inc., held on April 28, 1999, it was agreed that you receive 20,000 options of CTI Group (Holdings) Inc. common stock at the price of $.375. These options are fully vested, outside the Company's Stock Option Plan, and as such may be exercised at any time. The options will expire on April 28, 2009 unless you leave the employ of CTI when they will expire 3 months after termination.

         Thank you for your support and cooperation during this past year.

                                                  Sincerely,

                                                  /s/ Anthony P. Johns
                                                  --------------------------
                                                  Anthony P. Johns
                                                  Chairman & CEO

      CTI                                         CTI Group (Holdings) Inc.
                                                   901 South Trooper Road
Your First Choice                                     P.O. Box 80360
                                                  Valley Forge, PA  19484 USA
                                                    Tel.: 1-610-666-1700
                                                     Fax: 1-610-666-7707
                                                  E-mail: group@citgroup.com

February 27, 1998


Thiruchelvam Indrakumar
CTI Data Solutions Ltd.
854 Brighton Road
Purley
Surrey, CR8  2LZ

Dear Indra:

         It is my pleasure to advise you that at a meeting of the Board of Directors held on February 25, 1998, it was recommended and approved that you receive a stock option of 30,000 shares of CTI Group (Holdings) Inc. common stock at the market price of $.34 per share, provided your product milestone to achieve a deliverable C6Win saleable product by March 31, 1998 is met. These are 10 year options which expire on February 26, 2008, vested over a three year period; i.e. 1/3 per annum at the end of each 12 month period following the 25th of February, 1998.

         Should your employment cease for any reason, any unvested options will be forfeited. Any options which have vested have to be exercised within a 90 day period. If they are not exercised within 90 days, the vested options will have expired.

         We would advise you to consult with your financial advisor with respect to any potential tax implications with regard to these options.


                                             Yours sincerely,

                                             /s/ Anthony P. Johns
                                             ----------------------------------
                                             Anthony P. Johns
                                             Chairman & Chief Executive Officer

      CTI                  Post Office Box 80360
                           Valley Forge, PA  19484-0360
Your First Choice          Tel. 1-610-666-1700
                           Fax. 1-610-666-7707
                           WEB www.ctigroup.com       CTI Group (Holdings) Inc.
                                                              OTC: CTIG


October 1, 1999



Mr. Assad Khan
CTI Data Solutions Ltd.
854 Brighton Road
Purley
Surrey, CR8  2LZ

Dear Assad:

         In recognition of your new management responsibilities, I am pleased to inform you that you are entitled to receive 30,000 options of CTI Group (Holdings) Inc. common stock at $.50 per share. These options will be dated as of October 1, 1999 and will vest over a three-year time period; that is, one third on October 1, 2000, one third on October 1, 2001 and the remaining third on October 1, 2002. They will expire on October 1, 2009, or three months after employment is terminated.

         This stock option award is subject to full Board of Director approval, which I anticipate will be forthcoming at our next scheduled board meeting on November 3, 1999.

                                                 Sincerely,

                                                 /s/ Anthony P. Johns
                                                 --------------------------
                                                 Anthony P. Johns
                                                 Chairman & CEO

APJ/md